UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 West Front Street Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Kewaunee Scientific Corporation (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm (“IRPAF”), merged with BKD, LLP (“BKD”) on June 1, 2022, and the combined practice of those firms now operates under the name FORVIS, LLP (“FORVIS”). The Audit Committee of the Company’s Board of Directors has approved the engagement of FORVIS, LLP, the successor in the merger of DHG and BKD, as its IRPAF effective on June 1, 2022.

The audit report on the financial statements of the Company for the year ended April 30, 2022 has not yet been issued. DHG’s audit report on the financial statements of the Company for the year ended April 30, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended April 30, 2022 and 2021 and through June 1, 2022, the Company has not had any “disagreements” (as such term is defined in Item 304 of Regulation S-K) with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

During the Company’s fiscal years ended April 30, 2022 and 2021 and through June 1, 2022, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

During the Company’s two most recent fiscal years and through June 1, 2022, neither the Company nor anyone on its behalf consulted FORVIS regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by FORVIS to the Company that FORVIS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Item 304 of Regulation S-K).

On June 1, 2022, the Company provided FORVIS, as successor to DHG, with a copy of this Current Report on Form 8-K, and has requested that FORVIS furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not FORVIS agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 6, 2022 furnished by FORVIS in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter of FORVIS, LLP, dated June 6, 2022, to the Securities and Exchange Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Kewaunee Scientific Corporation

Date: June 6, 2022	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance Chief Financial Officer